UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2021
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2021, CorEnergy Infrastructure Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 13,651,521 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the April 23, 2021 record date, 9,501,676 shares, or approximately 69.60% were present at the Annual Meeting either in person or by proxy. The matters that were submitted to a vote of stockholders and the related results are as follows:*

Proposal No. 1: to elect one director, David J. Schulte, to serve until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified.

For	Against	Abstain	Broker Non-Vote
3,357,644	1,939,636	25,595	4,178,801

Proposal No. 2: to approve the issuance of Class B Common Stock upon conversion of the Series B Preferred Stock issuable pursuant to the terms of the Crimson Transaction.

For	Against	Abstain	Broker Non-Vote
4,903,747	384,350	34,778	4,178,801

Proposal No. 3: to approve a Contribution Agreement and the transactions contemplated by the Contribution Agreement to internalize the Company’s external manager, Corridor InfraTrust Management, LLC through the acquisition of Corridor in exchange for the Internalization Consideration.

	For	Against	Abstain	Broker Non-Vote
All Shares	5,138,859	145,184	38,832	4,178,801
Excluding certain interested shares**	5,086,890	145,184	38,832	4,178,801

** Pursuant to the terms of the Contribution Agreement, votes of shares owned of record or beneficially by any interested person, firm or other entity, which includes Corridor, the Contributors and their affiliates, will not be counted for purposes of the vote on the Internalization.

Proposal No. 4: to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Vote
9,277,147	187,301	37,228	0

*Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

A result of the votes cast at the Annual Meeting, all proposals were approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: July 6, 2021	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary